Exhibit 10.3
SECURITY AGREEMENT

THIS SECURITY AGREEMENT made as of the 24 day of March, 2008, by and between USDC PORTSMOUTH, INC., a California corporation (the “Debtor”); and NEWSTAR FINANCIAL, INC., a Delaware corporation (the “Secured Party”).

Section 1.  The Security Interests.  (A)  In order to secure (i) the due and punctual payment of that certain Time Note of the Debtor of even date herewith issued by the Debtor to the Secured Party in the principal amount of $975,000, as the same may be amended, modified, extended, supplemented or replaced from time to time (the “Note”), and (ii) the due and punctual payment and performance of all the obligations of the Debtor contained herein, (all of the foregoing are hereinafter called the “Obligations”), the Debtor hereby grants to the Secured Party a continuing security interest in the following described fixtures and personal property (hereinafter collectively called the “Collateral”):

All fixtures and all tangible and intangible personal property of the Debtor, in each case whether now owned or hereafter acquired by the Debtor, or in which the Debtor may now have or hereafter acquire an interest, including, without limitation, (a) all equipment (including all machinery, tools and furniture), inventory (including all merchandise, raw materials, work in process, finished goods and supplies), and goods, in each case whether now owned or hereafter acquired by the Debtor, or in which the Debtor may now have or hereafter acquire an interest (the “Tangible Collateral”); (b) all accounts, accounts receivable, other receivables, contracts, payment intangibles, letters of credit, letter-of-credit rights, chattel paper, electronic chattel paper and general intangibles of the Debtor (including, without limitation, customer lists, goodwill, patents, trademarks, tradenames, blueprints, designs, product lines and research and development), and all supporting obligations, in each case whether now owned or hereafter acquired by the Debtor, or in which the Debtor may now have or hereafter acquire an interest; (c) all instruments, documents of title, documents, policies and certificates of insurance, securities, securities entitlements, investment property, partnership interests, membership interests, limited liability company interests, bank deposits, deposit accounts, checking accounts, certificates of deposit, and cash, in each case whether now or hereafter owned by the Debtor, or in which the Debtor may now have or hereafter acquire an interest; (d) in accordance with Section 1(D) hereof, all commercial tort claims of the Debtor, whether now existing or hereafter arising, including all such commercial tort claims described in Exhibit C hereto; (e) all accessions, additions or improvements to, all replacements, substitutions and parts for, and all proceeds and products of, all of the foregoing; and (f) all books, records and documents relating to all of the foregoing and all computer records, software and computer disks and tapes relating to the foregoing.

(B)           All terms appearing in the foregoing description of Collateral shall have the respective meanings given to such terms in the Uniform Commercial Code.  All Collateral consisting of accounts, contracts, chattel paper and general intangibles of the Debtor, whether now existing or hereafter arising, and arising from the sale, delivery or provision of goods and/or services are sometimes hereinafter collectively called the “Customer Receivables.”

(C)           The security interests granted pursuant to this Section 1 (the “Security Interests”) are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Debtor under any of the Collateral or any transaction which gave rise thereto.

(D)           If the Debtor shall at any time acquire a commercial tort claim, as defined in Revised Article 9 of the Uniform Commercial Code, the Debtor shall immediately notify the Secured Party in writing of the details thereof and shall grant to the Secured Party in writing a security interest therein and in the proceeds thereof, all on the terms of this Security Agreement, and in writing in form and substance reasonably satisfactory to the Secured Party.

(E)           For avoidance of doubt it is expressly understood and agreed that, to the extent the Uniform Commercial Code is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties agree that any property which is included in such changed definitions which would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision, it being the intention of the parties hereto that the description of Collateral set forth herein be construed to include the broadest possible range of property and assets and all tangible and intangible personal property and fixtures of the Debtor of every kind and description.

Section 2.  Delivery of Pledged Securities and Chattel Paper.  (a) All securities, securities entitlements, and other investment property of the Debtor, whether now owned or hereafter acquired by the Debtor (collectively, the “Securities”), shall be promptly delivered to the Secured Party by the Debtor pursuant hereto (which Securities, together with such other Securities which may hereafter be delivered to the Secured Party pursuant to the terms hereof, are hereinafter called the “Pledged Securities”), shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Secured Party.  Exhibit A attached hereto and made a part hereof sets forth a complete description of all Securities owned by Debtor on the date hereof.

(b)           The Secured Party may at any time or from time to time, after the occurrence and during the continuance of an Event of Default, at its sole discretion, require the Debtor to cause any chattel paper included in the Customer Receivables to be delivered to the Secured Party or any agent or representative designated by it, or to cause a legend referring to the Security Interests to be placed on such chattel paper and upon any ledgers or other records concerning the Customer Receivables.

Section 3.  Filing; Further Assurances; Control.  (a) The Debtor will, at its expense, execute, deliver, file and record (in such manner and form as the Secured Party may require), or permit the Secured Party to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral.  The Debtor hereby authorizes the Secured Party to file one or more financing statements against the Debtor describing or indicating the Collateral (the “Financing Statements”) and hereby agrees that such Financing Statements may, at the Secured Party’s option, indicate that such Financing Statements cover “all assets” or “all personal property” of the Debtor.

(b)           If requested by the Secured Party, the Debtor will execute such additional agreements, and cooperate in obtaining agreements from such third parties as Secured Party shall designate, as may be necessary for Secured Party to obtain control over all collateral consisting of deposit accounts, investment property, letter-of-credit rights and electronic chattel paper.

Section 4.  Representations and Warranties of Debtor.  The Debtor hereby represents and warrants to the Secured Party that (a) the Debtor is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance (other than liens in favor of Setal 2, LLC (the “Senior Secured Party”)); (b) except for such financing statements as may be described on Exhibit B attached hereto and made a part hereof, no financing statement covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Security Agreement; (c) all additional information, representations and warranties contained in Exhibit C attached hereto and made a part hereof are true, accurate and complete on the date hereof; and (d) there are no restrictions upon the voting rights or the transfer of all or any of the Pledged Securities (other than those (i) in favor of the Senior Secured Party, (ii)which may appear on the face of the certificate thereof or (iii) as may be imposed by any federal, state or local authorities) and the Debtor has the right to vote, pledge, or grant a security interest in and otherwise transfer the Pledged Securities free of any encumbrances (other than (i) the pledge in favor of the Senior Secured Party, (ii) applicable restrictions imposed by any federal, state or local authorities, or (iii) Federal or state securities laws or regulations).

Section 5.  Covenants of Debtor.  The Debtor hereby covenants and agrees with the Secured Party that the Debtor (a) will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein; (b) will provide the Secured Party with twenty (20) days prior written notice of (i) any change in the chief executive office of the Debtor or the office where the Debtor maintains its books and records pertaining to the Customer Receivables, or (ii) the movement or location of Collateral to or at any address other than the addresses set forth in said Exhibit C; (c) will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by the Debtor; (d) will immediately notify the Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution; (e) will have and maintain insurance at all times with respect to the Tangible Collateral against risks of fire (including so-called extended coverage) and theft, and such other risks as the Secured Party may reasonably require in writing, containing such terms, in such form, for such periods and written by such companies as may be reasonably satisfactory to the Secured Party, such insurance to be payable to the Secured Party and the Debtor as their interests may appear, and shall provide for thirty (30) days prior written minimum cancellation notice to the Secured Party, and Debtor shall furnish the Secured Party with certificates or other evidence reasonably satisfactory to the Secured Party of compliance with the foregoing insurance provisions; (f) will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein (other than in the ordinary course of business), without the prior written consent of the Secured Party; (g)  will keep the Collateral free from any adverse lien, security interest or encumbrance and in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof; and will not use the Collateral in violation of any statute or ordinance; and (h) will not change its name, identity or structure, or state of incorporation or organization, without 30 days prior written notice to the Secured Party.

Section 6.  Records Relating to Collateral.  The Debtor will keep its records concerning the Collateral, including the Customer Receivables and all chattel paper included in the Customer Receivables, at its office at 3303 Airline Boulevard, Building 2A-H, Portsmouth, Virginia or 4040 MacArthur Blvd., Suite 305 Newport Beach, CA 92660 or at such other place or places of business as the Secured Party may approve in writing.  The Debtor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to examine and inspect the Collateral and to make abstracts from such records and chattel paper, and will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request.

Section 7.  Record Ownership of Pledged Securities.  Upon the occurrence and during the continuance of an Event of Default, the Secured Party may cause any or all of the Pledged Securities to be transferred of record into the name of the Secured Party.  The Debtor will promptly give to the Secured Party copies of any notices or other communications received by the Debtor with respect to Pledged Securities registered in the name of the Debtor.

Section 8.  Right to Receive Distributions on Pledged Securities.  Unless an Event of Default shall have occurred and be continuing, the Debtor shall be entitled, from time to time, to collect and receive for its own use all dividends, interest and other payments and distributions made upon or with respect to the Pledged Securities, except

(i)           stock dividends,

(ii)          dividends payable in securities or other property (except cash dividends),

(iii)         dividends or distributions on dissolution or on partial or total liquidation or in connection with a reduction of capital, capital surplus or paid-in surplus, and

(iv)         other securities issued with respect to or in lieu of the Pledged Securities (whether upon conversion of the convertible securities included therein or through stock split, spin-off, split-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise).

Section 9.  Right to Vote Pledged Securities.  Unless an Event of Default shall have occurred and be continuing, the Debtor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Securities and to exercise conversion rights with respect to the convertible securities included therein, and the Secured Party shall, upon receiving a written request from the Debtor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to the Debtor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any Pledged Securities which are registered in the name of the Secured Party and make such arrangements with respect to the conversion of convertible securities as shall be specified in the Debtor’s request and be in form and substance satisfactory to the Secured Party.

If an Event of Default shall have occurred and be continuing, and provided the Secured Party elects to exercise the rights hereinafter set forth by notice to the Debtor of such election, the Secured Party shall have the right to the extent permitted by law, and the Debtor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers and take any other action with respect to all the Pledged Securities with the same force and effect as if the Secured Party were the absolute and sole owner thereof.

Section 10.  General Authority.  The Debtor hereby appoints the Secured Party the Debtor’s lawful attorney, with full power of substitution, in the name of the Debtor, for the sole use and benefit of the Secured Party, but at the Debtor’s expense, to exercise at any time after the occurrence and during the continuance of an Event of Default, all or any of the following powers with respect to all or any of the Collateral:

(i)          to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due to the Debtor,

(ii)         to receive, take, endorse, assign and deliver all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party,

(iii)        to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

(iv)        to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the related goods securing the Customer Receivables, as fully and effectually as if the Secured Party were the absolute owner thereof,

(v)         to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto, and

(vi)        to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon;

provided that the Secured Party shall give the Debtor not less than ten (10) days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or is of a type customarily sold on a recognized market.

Section 11.  Events of Default.  The Debtor shall be in default under this Security Agreement upon the occurrence of any of the following events (herein referred to as an “Event of Default”):

(a)           default by the Debtor in the due observance or performance of any covenant or agreement contained herein or breach by the Debtor of any representation or warranty herein contained (which has not been cured within ten (10) Business Days after Lender delivering written notice of the same);

(b)           any default in the payment when due of the principal of, or interest on, or any sum in respect of, any Obligation of the Debtor to the Secured Party, including, without limitation, indebtedness evidenced by or incurred pursuant to the Note (after the giving of any required notice and/or the expiration of any applicable grace or cure period); or

(c)           the occurrence of any Event of Default under the provisions of the Pledge Agreement, the Guaranty, the Loan Documents or any agreement now or hereafter evidencing or securing any of the Obligations (after the giving of any required notice and/or the expiration of any applicable grace or cure period).

Section 12.  Remedies Upon Event of Default.

(a)           If any Event of Default shall have occurred and be continuing, the Secured Party may exercise all the rights and remedies of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral, and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full, sell the Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory.  The Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient.  Any holder of an Obligation may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind.  The Secured Party is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Securities to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities.  Upon any such sale the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.  Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Debtor.  The Secured Party shall give the Debtor ten (10) days prior written notice of the Secured Party’s intention to make any such public or private sale or sale at a broker’s board or on a securities exchange.  Such notice, in case of a public sale, shall state the time and place fixed for such sale, and in case of sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale.  At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine.  The Secured Party shall not be obligated to make such sale pursuant to any such notice.  The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned.  In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

(b)           The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

Section 13.  Application of Collateral and Proceeds.  The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities: (a) first, to pay the expenses of such sale or other realization, and all reasonable expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 14; (b) second, to the payment of the Obligations in such order as the Secured Party, in its sole discretion, shall determine; and (c) finally, to pay to the Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

Section 14.  Expenses:  Secured Party Lien.  The Debtor will forthwith upon demand pay to the Secured Party: (a) the amount of any taxes which the Secured Party may have been required to pay by reason of the Security Interests (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon, and (b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of their counsel and of any agents not regularly in the Secured Party’s employ, which the Secured Party may incur in connection with (w) the preparation and administration of this Security Agreement, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Secured Party of any of the powers conferred upon it hereunder or (z) any default on the Debtor’s part hereunder.

Section 15.  Termination of Security Interests; Release of Collateral.  Upon the repayment in full of all the Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Debtor.  Upon any such termination of the Security Interests or release of Collateral, the Secured Party will, at the Debtor’s expense to the extent permitted by law, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

Section 16.  Notices.  All notices, communications and distributions hereunder shall be given or made to the parties at their respective addresses set forth on the last page hereof, or at such other address as the addressee may hereafter specify for the purpose by written notice to the other party hereto.

Section 17.  Miscellaneous.  (a) No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Security Agreement preclude any other right, power or remedy.  The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law.  Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b)           This Security Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, except (i) to the extent that the Uniform Commercial Code provides for the application of the law of another state with respect to perfection of the Security Interests, (ii) as otherwise required by mandatory provisions of law, and (iii) to the extent that remedies provided by the laws of any State other than Massachusetts are governed by the laws of said State.  Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Massachusetts Uniform Commercial Code have the meanings therein stated.  Other terms used herein and not defined herein shall have the meanings assigned to such terms in the Note.

(c)           This Security Agreement is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Security Agreement.  All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Security Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Security Agreement.  This Security Agreement may not be amended or modified except by a written instrument describing such amendment or modification executed by the parties hereto.

(d)           Debtor hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken or other review sought from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of Debtor’s Obligations under or with respect to this Agreement, the Note, the Security Documents or any of the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any of such courts.

(e)           DEBTOR AND SECURED PARTY MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF SECURED PARTY RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  EXCEPT AS PROHIBITED BY LAW, EACH OF DEBTOR AND SECURED PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  DEBTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR SECURED PARTY TO ACCEPT THIS AGREEMENT AND THE NOTE AND MAKE THE LOANS AND CONSIGNMENTS.

(f)           Debtor hereby grants to Secured Party, a continuing lien, security interest and right of setoff as security for the Obligations, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Secured Party or any entity under the control of Secured Party and its successors and assigns, or in transit to any of them.  At any time, during the continuance of an Event of Default, without demand or notice (any such notice being expressly waived by Debtor), Secured Party may setoff the same or any part thereof and apply the same to any liability or obligation of Debtor even though unmatured and regardless of the adequacy of any other collateral securing this Note.  ANY AND ALL RIGHTS TO REQUIRE SECURED PARTY TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF DEBTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

Section 18.  Separability.  If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party.  The Secured Party may in its sole discretion enforce rights and remedies granted to the Secured Party by this Security Agreement or by applicable law.

Section 19.  Intercreditor Agreement.  The rights of the Debtor hereunder are subject to an Intercreditor Agreement of even date (the “Intercreditor Agreement”) among the Debtor, the Secured Party and the Senior Secured Party.  Notwithstanding any other provision hereof to the contrary, the Debtor shall not be required to deliver or grant control of any Collateral to the Secured Party hereunder, prior to the payment in full of the Senior Note (as defined in the Note), if the Debtor is also required to deliver or grant control of such Collateral to the Senior Secured Party or any successor thereto or assignee thereof and the Senior Secured Party and any such successor thereto or assignee thereof has agreed, pursuant to the terms of the Intercreditor Agreement, to hold the Collateral for the benefit of the Lender, subject to the terms of the Intercreditor Agreement.

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the next page is the signature page]

IN WITNESS WHEREOF, this Security Agreement has been executed by the parties under seal hereto all as of the day and year first above written.

USDC PORTSMOUTH, INC. By: Title: NEWSTAR FINANCIAL, INC. By: Title:

EXHIBIT A

Pledged Securities on Date Hereof

None

EXHIBIT B

Financing Statements on File on Date Hereof

EXHIBIT C

Additional Representations and Warranties

1.         The exact name of the Debtor is:  USDC PORTSMOUTH, INC.  Since the date of its incorporation, the Debtor has conducted business only under such corporate name.

2.         The Debtor owns no trade names.

3.         The Debtor is incorporated under the laws of the State of California and is in good standing under those laws.

4.         The Debtor’s principal executive office at 125 E. Tahquitz Canyon, Suite 203, Palm Springs, CA 92262.

5.         The Debtor is qualified to transact business in the following state:  Virginia.

6.         The Debtor has places of business at each of the locations set forth on Annex 1 hereto.

7.         The Debtor has no commercial tort claims as of the date hereof.